UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2018

FEDERATED INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-14818	25-1111467
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779
(Address of principal executive offices, including zip code)

(412) 288-1900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 7.01   REGULATION FD DISCLOSURE

On July 2, 2018, Federated Investors, Inc. (Federated), through its subsidiary, Federated Holdings (UK) II Limited, completed, effective as of July 1, 2018, the acquisition of a 60 percent majority interest in Hermes Fund Managers Limited (Hermes) from the BT Pension Scheme (BTPS). Federated is furnishing this Current Report on Form 8-K to include unaudited pro forma condensed combined financial statements, and the related notes thereto, of Federated. These pro forma financial statements are included in Exhibit 99.2 hereto. Federated also is furnishing this Current Report on Form 8-K to include Hermes 2017 Annual Report and Financial Statements, which include the consolidated financial statements of Hermes as of and for the year ended December 31, 2017, and the related notes thereto. Hermes prepared its financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law), including FRS 102 "The Financial Reporting Standard applicable in the UK and Republic of Ireland." Adjustments to convert Hermes' historical consolidated financial information to U.S. generally accepted accounting principles (US GAAP) are included in Note 3 to the attached unaudited pro forma condensed combined financial statements. Federated does not believe these adjustments to be material to the unaudited pro forma condensed combined financial statements. Additional information about Federated and Hermes, including copies of Federated's most recent Quarterly Report on Form 10-Q and Hermes' 2017 Annual Report and Financial Statements, can be found at www.federatedinvestors.com and www.hermes-investment.com, respectively.

Federated will engage a public accounting firm to review Hermes' financial statements under United States generally accepted auditing standards (US GAAS) as required to file such financial statements on a Current Report on Form 8-K under Item 9.01(a). Once the review procedures are completed, Federated will file a Current Report on Form 8-K, which will amend the Current Report on Form 8-K filed by Federated on July 2, 2018, to include the financial information required by Item 9.01(a). While Federated currently does not expect any material differences in the information included in this Current Report on Form 8-K resulting from the review, any material differences will be disclosed in the amended Current Report on Form 8-K when it is filed.

The information in this Current Report and Exhibits 99.1 and 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits

Exhibit 99.1	Financial Statements of Businesses Acquired (furnished herewith)
Exhibit 99.2	Pro Forma Financial Information (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED INVESTORS, INC.
(REGISTRANT)

Date	September 17, 2018	By:	/s/ Thomas R. Donahue
Thomas R. Donahue
Chief Financial Officer